                                                                    Exhibit 24.1

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 17, 1996.


                                /s/ Russell L. Carson
                                ------------------------------

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.


                                /s/ Raymond A. Lancaster
                                ------------------------------

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 17, 1996.


                                /s/ Thomas J. Magulski
                                ------------------------------

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 19, 1996.


                                /s/ J.B. Richey
                                ------------------------------

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 19, 1996.


                                /s/ Jerry E. Robertson
                                ------------------------------

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 23, 1996.


                                /s/ Frank E. Samuel, Jr.
                                ------------------------------

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 16, 1996.


                                /s/ Bill R. Sanford
                                ------------------------------

                              STERIS CORPORATION
                              ------------------

                              POWER OF ATTORNEY
                              -----------------


                The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of STERIS Common Shares which will be issued and sold pursuant to the STERIS Corporation 401(k) Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 17, 1996.


                                /s/ Loyal W. Wilson
                                ------------------------------